UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2013

FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Nevada	333-176350	N/A
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 204, 15615 102 Avenue, Edmonton, Alberta Canada	T5P 4X7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 780.756.1668

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment is filed to correct clerical errors in the biographical information and identification of our newly appointed director, Ms. Jinglan Dong.

Item 1.01	Entry into a Material Definitive Agreement
Item 2.01	Completion of Acquisition or Disposition of Assets
Item 3.02	Unregistered Sales of Equity Securities
Item 5.01	Changes in Control of Registrant
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Acquisition of Fuhuiyuan BVI

On October 31, 2013 we completed the acquisition of 100% of the issued and outstanding securities of Fuhuiyuan International Group (Holdings) Limited (Fuhuiyuan BVI), a British Virgin Island corporation, pursuant to a Share Exchange Agreement dated August 15, 2013 with Fuhuiyuan BVI and its sole shareholder, YQ International Holdings Limited, entered into on August 22, 2013. We first announced the Share Exchange Agreement in our current report on Form 8-K filed on August 28, 2013.

Pursuant to the Share Exchange Agreement, we purchased 100% of the issued and outstanding securities of Fuhuiyuan BVI in consideration of the issuance to YQ International Holdings Limited of 7,500,000 shares of our common stock (being 33.33% of our issued and outstanding voting securities). These shares were issued to one purchaser in reliance upon the exemption from registration contained in Rule 903of Regulation S of the Securities Act of 1933 based on the fact that the sales were completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S and that the investors were not “U.S. person(s)”, as that term is defined in Rule902(k) of Regulation S. Ms. Jinglan Dong and Mr. Bowen Dong have shared voting and dispositive control over securities held by YQ International Holdings Limited.

About Fuhuiyuan BVI

Fuhuiyuan BVI is a newly formed trading company which holds certain sales agency rights pursuant to an agency agreement dated June 30, 2013 to act as international sales agent for Qingdao Fuhuiyuan Investment Co. Ltd., a China based purveyor of cosmetics, footwear, clothing and fashion accessories. Pursuant to the agency agreement, Fuhuiyuan BVI will be responsible for collecting payments made by overseas customers on behalf of Qingdao Fuhuiyuan as well as overseeing all sales related activities and expenditures, including overseas transportation, customs declaration, customs clearance and payment of taxes. In consideration of the agency services provided by Fuhuiyuan BVI, Qindao Fuhuiyuan will pay to Fuhuiyuan BVI 20% of gross value of sales under the agency agreement. The agency agreement is for a perpetual term and may be terminated by either party with 2 months notice.

The products currently distributed by Fuhuiyuan BVI under the agency agreement with Qindao Fuhuiyuan include the following:

  Ying Cui Cao Ben brand skin care products, which have received ISO 9001:2008 certifications and comply with the highest manufacturing standards regulated by the Cosmetics Good Manufacturing Practices (GMP) of both the United States and European Union;

  Dangcing brand leather footwear, bags and accessories;

  Fuyuan brand jewelry , a line of crystal inlay silver jewelry

The foregoing description is a summary only and qualified by and subject to the actual terms and conditions of the share exchange Agreement dated August 15, 2013, attached hereto as Exhibit 10.1 and incorporated by reference into this report.

Appointment of Jinglan Dong and Bowen Dong

Concurrent with and as a condition of closing of the Share Exchange Agreement with Fuhuiyuan BVI and YQ International Holdings Limited we appointed Messrs Bowen Dong and Jinglan Dong to our board of directors.

Bowen Dong holds is an entrepreneur based in Hong Kong. Mr. Dong served as a police officer of the Qingdao Hong Kong Middle Road Police during 2006 and 2007. Since 2007 he has served as the founding chairman of Qingdao Fuhuiyuan Investment Co. Ltd. Mr. Dong holds a Bachelor’s Degree in Business Management from Hubei University. He is 29 years of age.

Jinglan Dong is an entrepreneur based in Hong Kong. Since 2007, Ms. Dong has served as general manager of Qingdao Fuhuiyuan Investment Co. Ltd. Ms. Dong is 27 years of age and holds a Bachelor’s Degree in International Finance from Shandong Normal University

Our board of directors now consists of four directors, Stolfin Wong, Eric Lo, Bowen Dong and Jinglan Dong. Bowen Dong and Jinglan Dong are husband and wife. There are no other family relationships among our officer or directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

Filed herewith are:

  Audited financial statements of Fuhuiyuan International Group (Holdings) Limited for the period from inception, May 14, 2013 to June 30, 2013;
  Pro-forma consolidated financial statements of our company.

(d) Exhibits

Exhibit	Description
2.1	Share Exchange Agreement dated August 15, 2013 (incorporated by reference to our Form 8-K filed August 28, 2013)
3.1	Articles of Incorporation of Fuhuiyuan International Group (Holdings) Limited (incorporated by reference to our Form 8-K filed October 31, 2013)
10.1

Agency Agreement dated June 30, 2013 between Fuhuiyuan International Group (Holdings) Limited and Qingdao Fuhuiyuan Investment Co. Ltd (incorporated by reference to our Form 8-K filed October 31, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED

/s/Stolfin Wong
Stolfin Wong
President and Director

Date: October 31, 2013

FUHUIYUAN INTERNATIONAL GROUP (HOLDINGS) LIMITED

(A Development Stage Company)

Interim Financial Statements

June 30, 2013

K. R. MARGETSON LTD.	Chartered Accountants
#210, 905 West Pender Street	Tel: 604.641.4450
Vancouver BC	Direct line: 604.398.5392
V6C 1L6	Toll free fax: 1.855.603.3228
Canada

Report of Independent Registered Public Accounting Firm

To the Shareholders of
Fuhuiyuan International Group (Holdings) Limited:

We have audited the accompanying interim balance sheet of Fuhuiyuan International Group (Holdings) Limited. referred to as the “Company”) as at June 30, 2013 and the related interim statements of operations, stockholders’ equity and cash flows for the period from inception, May 14, 2013 to June 30, 2013. These interim financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these interim financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the interim financial statements are free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the interim financial statements referred to above present fairly, in all material respects, the financial position of the Company as at June 30, 2013 and the results of its operations, changes in equity and its cash flows for the period from inception, May 14, 2013 to June 30, 2013 in accordance with generally accepted accounting principles of the United States of America.

/s/ K.R. Margetson Ltd.

Chartered Accountants

Vancouver, Canada
October 28, 2013

Fuhuiyuan International Group (Holdings) Limited
(A Development Stage Company)
INTERIM BALANCE SHEET
As at June 30, 2013

June 30,
2013

ASSETS
Current
Cash and cash equivalents - Note 4	$50,000
Total Assets	$50,000

LIABILITIES
Current
Accounts payable and accrued liabilities	$1,500
Due to related party – Note 5	1,000
Total Liabilities	2,500

STOCKHOLDERS' EQUITY
Capital Stock - Note 6
Authorized
50,000 common shares, voting, par value $1 each
Issued
50,000 common shares	50,000
Deficit Accumulated During the Development Stage	(2,500)
Total Stockholders' Equity	47,500
Total Liabilites and Stockholders' Equity	$50,000

Note 7 - Subsequent events

See Accompanying Notes

Fuhuiyuan International Group (Holdings) Limited
(A Development Stage Company)
INTERIM STATEMENT OF OPERATIONS
The period from May 14, 2013 (inception) to June 30, 2013

From
May 14, 2013
(inception) to
June 30,
2013

Revenues	$-
Expenses
Professional fees	2,500
Net loss and comprehensive loss for the period	$2,500

Basic and diluted loss per share	$0.05

Weighted average number of shares outstanding - basic and diluted	50,000

See Accompanying Notes

Fuhuiyuan International Group (Holdings) Limited
(A Development Stage Company)
INTERIM STATEMENT OF STOCKHOLDERS' EQUITY
The period from May 14, 2013 (inception) to June 30, 2013

				Total
	Common Stock		Accumulated	Shareholders'
	Shares	Amount	Deficit	Equity
Issuance of share at inception, May 14, 2013	50,000	$50,000	$-	$50,000

Net loss for the period	-	-	(2,500)	-

Balance, July 31, 2013	50,000	$50,000	$(2,500)	$50,000

See Accompanying Notes

Fuhuiyuan International Group (Holdings) Limited
(A Development Stage Company)
INTERIM STATEMENT OF CASH FLOWS
The period from May 14, 2013 (inception) to June 30, 2013

From
May 14, 2013
(inception) to
June 30,
2013

Operating activities
Net loss for period	$(2,500)
Changes in non-cash working capital balances
Accounts payable and accrued liabilities	1,500
Due to related parties	1,000
Net cash provided by operating activities	-
Financing activities
Issuance of shares	50,000
Net cash proved by financing activities	50,000
Change in cash during the period	50,000
Cash, beginning of the period	-
Cash, end of the period	$50,000
Supplemental information
Interest paid	$-
Income taxes paid	$-

See Accompanying Notes

NOTE 1 – NATURE AND CONTINUANCE OF OPERATIONS

Fuhuiyuan International Group (Holdings) Limited, (“Fuhuiyuan International” or the “Corporation”) was incorporated in the territory of British Virgin Islands on May 14, 2013. Fuhuiyuan International acts as the international agent of Qingdao Fuhuiyuan Investment Co. Ltd. (“Qingdao Fuhuiyuan”). Its business is to sell Qingdao Fuhuiyuan’s products, including Yingcuicaoben cosmetics, Fuyuan jewelry, and Dangcing dresses, bags and shoes. Fuhuiyuan International will collect payments made by overseas customers on behalf of Qingdao Fuhuiyuan and will oversee all related activities and expenditures. In addition, Fuhuiyuan International will handle all affairs relating to overseas transportation, customs declaration, customs clearance and payment of taxes.

NOTE 2 – INTERIM REPORTING

The Company has elected a March 31 fiscal year end.

Operating results for the period ended June 30, 2013 are not necessarily indicative of the results that can be expected for the year ended March 31, 2014.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition and Deferred Revenue

The Corporation recognizes revenue when persuasive evidence of an arrangement exists, shipment has occurred or services rendered, the price is fixed or determinable and payment is reasonably assured.

Fair Value Measurements

The Corporation follows FASB ASC 820, Fair Value Measurements and Disclosures, for all financial instruments and non-financial instruments accounted for at fair value on a recurring basis. This new accounting standard establishes a single definition of fair value and a framework for measuring fair value, sets out a fair value hierarchy to be used to classify the source of information used in fair value measurement and expands disclosures about fair value measurements required under other accounting pronouncements. It does not change existing guidance as to whether or not an instrument is carried at fair value. The Corporation defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

When determining the fair value measurements for assets and liabilities, which are required to be recorded at fair value, the Corporation considers the principal or most advantageous market in which the Corporation would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions and credit risk.

The Corporation has adopted FASB ASC 825, Financial Instruments, which allows companies to choose to measure eligible financial instruments and certain other items at fair value that are not required to be measured at fair value. The Corporation has not elected the fair value option for any eligible financial instruments.

Financial Instruments

Fair Value

The fair value of financial instruments consisting of cash and cash equivalents, accounts payable and accrued liabilities and amounts due to related party were determined to approximate their carrying values based on the short-term maturity of these instruments. Unless otherwise noted, it is management’s opinion that the Corporation is not exposed to significant interest or credit risks arising from these financial instruments.

Risks

Financial instruments that potentially subject the Corporation to credit risk consist principally of cash. Management does not believe the Corporation is exposed to significant credit risk. Management, as well, does not believe the Corporation is exposed to significant interest rate risks during the period presented in these financial statements.

Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, management considers liquid investments with an original maturity of three months or less to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The financial statements above reflect all of the costs of doing business.

Derivative Instruments

The Corporation accounts for derivative instruments according to FASB ASC topic 815 Derivative and Hedging. This standard establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and also for hedging activities.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of:

(i)	the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or
(ii)	the earnings effect of the hedged forecasted transaction.

For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. The Corporation has not entered into derivatives contracts to hedge existing risks or for speculative purposes.

During the period ended July 31, 2013, the Corporation does not possess a derivative instrument, which the Corporation accounts for under this FASB ASC topic.

Net Income per Common Share

FASB ASC 260 requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the EPS computations. Basic earnings per share amounts are based on the weighted average shares of common stock outstanding. If applicable, diluted earnings per share would assume the conversion, exercise or issuance of all potential common stock instruments such as options, warrants and convertible securities, unless the effect is to reduce a loss or increase earnings per share. Diluted net income (loss) per share on the potential exercise of the equity-based financial instruments is not presented where anti-dilutive. There were no adjustments required to net loss for the period presented in the computation of diluted earnings per share.

Income Taxes

The Corporation follows FASB ASC Topic 820, Income Taxes, which requires the use of the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carry forwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, some portion or all of the deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Comprehensive Income (Loss)

The Corporation adopted FASB ASC 220, Reporting Comprehensive Income, which establishes standards for the reporting and display of comprehensive income and its components in the financial statements. Comprehensive income consists of net income and other gains and losses affecting stockholder's equity that are excluded from net income, such as unrealized gains and losses on investments available for sale, foreign currency translation gains and losses and minimum pension liability. The Company has not had any comprehensive income or loss.

Recent Accounting Pronouncements

The Corporation adopts new pronouncements relating to generally accepted accounting principles applicable to the Corporation as they are issued, which may be in advance of their effective date. Management does not believe that any recently issued, but not yet effective accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

NOTE 4 – CASH AND CASH EQUIVALENTS

As the Company does not yet have a bank account, cash is held in trust by a related party.

NOTE 5 – DUE TO RELATED PARTY

Due to related party represent amounts paid a shareholder on the Company’s behalf and are without interest nor specified repayment terms.

NOTE 6 - CAPITAL STOCK

On May 14, 2013, the Corporation issued 50,000 common shares of the Corporation for proceeds of $50,000.

As at June 30, 2013, there were no warrants or options outstanding.

NOTE 7 – SUBSEQUENT EVENTS

On July 19, 2013, the Corporation entered into a letter of intent with Fuhuiyuan International Holdings Limited (“Fuhuiyuan”), formerly, KWest Investment International Ltd. The letter of intent contemplates that, in exchange for all the outstanding shares of the Corporation, Fuhuiyuan will issue an aggregate of 7,500,000 shares of common stock of Fuhiuyuan to the Corporation’s shareholders (the “Acquisition”).

On August 15, 2013, further to the letter of intent, the Corporation entered into a share exchange agreement (the “Definitive Agreement”) with Fuhuiyuan.

The completion of the Acquisition is subject to a number of conditions precedent, including, but not limited to: (i) completion of satisfactory due diligence by each of Fuhuiyuan and Fuhuiyuan International; (ii) the approval of the Acquisition by each of Fuhuiyuan’s and Fuhuiyuan International’s respective board of directors and shareholders, if required; (iii) the absence of any material change or change in a material fact which might reasonably be expected to have a material adverse effect on the financial and operational conditions or the assets of each of the parties to the Definitive Agreement; and (iv) certain other conditions typical in a transaction of this nature.

FUHUIYUAN INTERNATIONAL HOLDINGS LIMITED
(A Development Stage Company)

Pro Forma Consolidated Financial Statements

June 30, 2013

Fuhuiyuan International Holdings Limited
PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As at June 30, 2013

		Fuhuiyuan
	Fuhuiyuan	International
	International	Group
	Holdings	(Holdings)	Pro Forma	Consolidated
	Limited	Limited	Adjustments	Pro Forma
ASSETS
Current
Cash and cash equivalents	$13,459	$50,000		$63,459
Due from related party	46,193	-		46,193
Prepaid expenses	10,801	-		10,801
Total current assets	70,453	50,000		120,453
Property and equipment	3,445	-		3,445
Land for development	30,000	-		30,000
Total Assets	$103,898	$50,000		$153,898

LIABILITES
Current
Accounts payable and accrued liabilities	$466,060	$1,500		$467,560
Due to related parties	149,144	1,000		150,144
Total current liabilities	615,204	2,500		617,704

Due to related parties	274,074	-		274,074
Total Liabilities	889,278	2,500		891,778

STOCKHOLDERS' EQUITY

Capital Stock	1,500	50,000	(49,250)	2,250

Additional paid in capital	73,262	-	49,250	122,512

Accumulated deficit	(891,642)	(2,500)		(894,142)
	(816,880)	47,500		(769,380)
Equity attributable to noncontrolling interest	31,500	-		31,500
Total Stockholders' Equity	(785,380)	47,500		(737,880)
Total Liabilities and Stocklholders' Equity	$103,898	$50,000		$153,898

Fuhuiyuan International Holdings Limited
PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended June 30, 2013

		Fuhuiyuan
	Fuhuiyuan	International
	International	Group
	Holdings	(Holdings)	Consolidated
	Limited	Limited	Pro Forma
Expenses
Commissions	$9,000	$-	$9,000
Depreciation	861	-	861
Office and general	5,839	-	5,839
Professional fees	2,000	2,500	4,500
Rent	7,498	-	7,498
	25,198	2,500	27,698

Net income (loss) for period	$(25,198)	$(2,500)	$(27,698)

Fuhuiyuan International Holdings Limited
Notes to Pro Forma Consolidated Statement of Financial Prosition
For the the year ended June 30, 2013

1.	Basis of presentation

The unaudited pro forma consolidated statement of financial position of Fuhuiyuan International Holdings Limited (“Fuhuiyuan” or the “Corporation”) as at June 30, 2013 has been prepared by management after giving effect to the transaction between Fuhuiyuan International Holdings Limited and Fuhuiyuan International Group (Holdings) Limited (“Fuhuiyuan Group”). The unaudited pro forma consolidated statement of financial position is the effect of combining the unaudited consolidated statement of financial position of the Corporation as at June 30, 2013 and the unaudited statement of financial position of the Guhuiyuan Group as at June 30, 2013.

It is management’s opinion that the pro forma consolidated statement of financial position includes all adjustments necessary for the fair presentation, in all material respects, of the transactions described in Notes 3 and 4 in accordance with International Financial Reporting Standard applied on a basis consistent with Corporation’s accounting policies. The pro forma consolidated statement of financial position is intended to reflect the financial position of the Corporation had the proposed transactions been effected on the date indicated, however is not necessarily indicative of the financial position which would have resulted if the transactions had actually occurred on June 30, 2013.

The unaudited pro forma consolidated statement of financial position should be read in conjunction with the historical financial statements and notes thereto of the Corporation.

2.	Significant accounting policies

The unaudited pro forma consolidated statement of financial position has been compiled using the significant accounting policies as set out in the financial statements of Corporation for the year ended April 30, 2013. The significant accounting policies of Fuhuiyuan Group conform in all material respects to those of the Corporation.

3.	Business acquisition

The Corporation entered into a share exchange agreeement (“Agreement”) dated August 15, 2013 with Fuhuiyuan Group with respect to the proposed acquisition (the “Acquisition”) of all of the issued and outstanding shares of Fuhuiyuan Group. Fuhuiyuan Group is incorporated under the laws of British Virgin Island.

The combination between the Corporation and Fuhuiyuan Group is subject to, amongst other things, regulatory approvals.

4.	Pro forma assumptions and adjustments

The pro forma consolidated statement of financial position includes the following pro forma assumptions and adjustments:

	a)	In connection with the Acquistion, The Corporation issued 7,500,000 shares of common stock with total valuation of $50,000 for all of the outstanding shares of Fuhuiyuan Group's common stock.